                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

        i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

        ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

        iii. The Waiver will not apply to cash collateral for securities lending.

        For purposes of the paragraph above, the following terms shall have the following meanings:

        (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

        (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

        (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement


       By:      /s/ John M. Zerr
                ---------------------------
       Title:   Senior Vice President

       INVESCO ADVISERS, INC.

       By:      /s/ John M. Zerr
                ---------------------------
       Title:   Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

  AIM COUNSELOR
  SERIES TRUST
(INVESCO COUNSELOR                                                         EXPIRATION
  SERIES TRUST)              WAIVER DESCRIPTION            EFFECTIVE DATE    DATE
------------------  -------------------------------------  --------------  -----------
Invesco Strategic   Invesco will waive advisory fees in      4/30/2014     06/30/2016
Real Return Fund    an amount equal to the advisory fees
                    earned on underlying affiliated
                    investments


 AIM INVESTMENT
 FUNDS (INVESCO                                                            EXPIRATION
 INVESTMENT FUNDS            WAIVER DESCRIPTION            EFFECTIVE DATE    DATE
------------------- -------------------------------------  --------------  -----------
Invesco Global      Invesco will waive advisory fees in     12/17/2013     06/30/2016
Targeted Returns    an amount equal to the advisory fees
Fund                earned on underlying affiliated
                    investments
Invesco Strategic   Invesco will waive advisory fees in      5/2/2014      06/30/2016
Income Fund         an amount equal to the advisory fees
                    earned on underlying affiliated
                    investments
Invesco             Invesco will waive advisory fees in     10/14/2014     06/30/2016
Unconstrained Bond  an amount equal to the advisory fees
Fund                earned on underlying affiliated
                    investments


  AIM TREASURER'S
   SERIES TRUST
(INVESCO TREASURER'S                                                         EXPIRATION
   SERIES TRUST)               WAIVER DESCRIPTION            EFFECTIVE DATE    DATE
--------------------  -------------------------------------  --------------  -----------
 Premier Portfolio    Invesco will waive advisory fees in      2/1/2011      12/31/2014
                      the amount of 0.07% of the Fund's
                      average daily net assets
 Premier U.S.         Invesco will waive advisory fees in      2/1/2011      12/31/2014
 Government Money     the amount of 0.07% of the Fund's
 Portfolio            average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                           EFFECTIVE DATE   COMMITTED UNTIL
---------                                          ----------------- ---------------
Invesco American Franchise Fund                    February 12, 2010  June 30, 2016
Invesco California Tax-Free Income Fund            February 12, 2010  June 30, 2016
Invesco Core Plus Bond Fund                          June 2, 2009     June 30, 2016
Invesco Equally-Weighted S&P 500 Fund              February 12, 2010  June 30, 2016
Invesco Equity and Income Fund                     February 12, 2010  June 30, 2016
Invesco Floating Rate Fund                           July 1, 2007     June 30, 2016
Invesco Global Real Estate Income Fund               July 1, 2007     June 30, 2016
Invesco Growth and Income Fund                     February 12, 2010  June 30, 2016
Invesco Low Volatility Equity Yield Fund             July 1, 2007     June 30, 2016
Invesco Pennsylvania Tax Free Income Fund          February 12, 2010  June 30, 2016
Invesco S&P 500 Index Fund                         February 12, 2010  June 30, 2016
Invesco Small Cap Discovery Fund                   February 12, 2010  June 30, 2016
Invesco Strategic Real Return Fund                  April 30, 2014    June 30, 2016

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                          EFFECTIVE DATE COMMITTED UNTIL
---------                                          -------------- ---------------
Invesco Charter Fund                                July 1, 2007   June 30, 2016
Invesco Diversified Dividend Fund                   July 1, 2007   June 30, 2016
Invesco Summit Fund                                 July 1, 2007   June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                               EFFECTIVE DATE COMMITTED UNTIL
----                                               -------------- ---------------
Invesco European Small Company Fund                 July 1, 2007   June 30, 2016
Invesco Global Core Equity Fund                     July 1, 2007   June 30, 2016
Invesco International Small Company Fund            July 1, 2007   June 30, 2016
Invesco Small Cap Equity Fund                       July 1, 2007   June 30, 2016

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco Alternative Strategies Fund                October 14, 2014   June 30, 2016
Invesco Convertible Securities Fund                February 12, 2010  June 30, 2016
Invesco Global Low Volatility Equity Yield Fund      July 1, 2007     June 30, 2016
Invesco Mid Cap Core Equity Fund                     July 1, 2007     June 30, 2016
Invesco Multi-Assets Inflation Fund                October 14, 2014   June 30, 2016
Invesco Small Cap Growth Fund                        July 1, 2007     June 30, 2016
Invesco U.S. Mortgage Fund                         February 12, 2010  June 30, 2016

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                               EFFECTIVE DATE COMMITTED UNTIL
----                                               -------------- ---------------
Invesco Asia Pacific Growth Fund                    July 1, 2007   June 30, 2016
Invesco European Growth Fund                        July 1, 2007   June 30, 2016
Invesco Global Growth Fund                          July 1, 2007   June 30, 2016
Invesco Global Opportunities Fund                  August 3, 2012  June 30, 2016
Invesco Global Small & Mid Cap Growth Fund          July 1, 2007   June 30, 2016
Invesco International Core Equity Fund              July 1, 2007   June 30, 2016
Invesco International Growth Fund                   July 1, 2007   June 30, 2016
Invesco Select Opportunities Fund                  August 3, 2012  June 30, 2016

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                 EFFECTIVE DATE   COMMITTED UNTIL
----                                               ------------------ ---------------
Invesco All Cap Market Neutral Fund                December 17, 2013   June 30, 2016
Invesco Balanced-Risk Allocation Fund/1/              May 29, 2009     June 30, 2016
Invesco Balanced-Risk Commodity Strategy Fund/2/   November 29, 2010   June 30, 2016
Invesco China Fund                                    July 1, 2007     June 30, 2016
Invesco Developing Markets Fund                       July 1, 2007     June 30, 2016
Invesco Emerging Markets Equity Fund                  May 11, 2011     June 30, 2016
Invesco Emerging Market Local Currency Debt Fund     June 14, 2010     June 30, 2016
Invesco Endeavor Fund                                 July 1, 2007     June 30, 2016
Invesco Global Health Care Fund                       July 1, 2007     June 30, 2016
Invesco Global Infrastructure Fund                    May 2, 2014      June 30, 2016
Invesco Global Market Neutral Fund                 December 17, 2013   June 30, 2016
Invesco Global Markets Strategy Fund/3/            September 25, 2012  June 30, 2016
Invesco Global Targeted Returns Fund/4/            December 17, 2013   June 30, 2016
Invesco International Total Return Fund               July 1, 2007     June 30, 2016
Invesco Long/Short Equity Fund                     December 17, 2013   June 30, 2016
Invesco Low Volatility Emerging Markets Fund       December 17, 2013   June 30, 2016
Invesco Macro International Equity Fund            December 17, 2013   June 30, 2016
Invesco Macro Long/Short Fund                      December 17, 2013   June 30, 2016
Invesco MLP Fund                                    August 29, 2014    June 30, 2016
Invesco Pacific Growth Fund                        February 12, 2010   June 30, 2016
Invesco Premium Income Fund                        December 13, 2011   June 30, 2016
Invesco Select Companies Fund                         July 1, 2007     June 30, 2016
Invesco Strategic Income Fund                         May 2, 2014      June 30, 2016
Invesco Unconstrained Bond Fund                     October 14, 2014   June 30, 2016

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco Corporate Bond Fund                        February 12, 2010  June 30, 2016
Invesco Global Real Estate Fund                      July 1, 2007     June 30, 2016
Invesco High Yield Fund                              July 1, 2007     June 30, 2016
Invesco Limited Maturity Treasury Fund               July 1, 2007     June 30, 2016
Invesco Money Market Fund                            July 1, 2007     June 30, 2016
Invesco Real Estate Fund                             July 1, 2007     June 30, 2016
Invesco Short Term Bond Fund                         July 1, 2007     June 30, 2016
Invesco U.S. Government Fund                         July 1, 2007     June 30, 2016

/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco American Value Fund                        February 12, 2010  June 30, 2016
Invesco Comstock Fund                              February 12, 2010  June 30, 2016
Invesco Energy Fund                                  July 1, 2007     June 30, 2016
Invesco Dividend Income Fund                         July 1, 2007     June 30, 2016
Invesco Gold & Precious Metals Fund                  July 1, 2007     June 30, 2016
Invesco Mid Cap Growth Fund                        February 12, 2010  June 30, 2016
Invesco Small Cap Value Fund                       February 12, 2010  June 30, 2016
Invesco Technology Fund                              July 1, 2007     June 30, 2016
Invesco Technology Sector Fund                     February 12, 2010  June 30, 2016
Invesco Value Opportunities Fund                   February 12, 2010  June 30, 2016

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco High Yield Municipal Fund                  February 12, 2010  June 30, 2016
Invesco Intermediate Term Municipal Income Fund    February 12, 2010  June 30, 2016
Invesco Municipal Income Fund                      February 12, 2010  June 30, 2016
Invesco New York Tax Free Income Fund              February 12, 2010  June 30, 2016
Invesco Tax-Exempt Cash Fund                         July 1, 2007     June 30, 2016
Invesco Tax-Free Intermediate Fund                   July 1, 2007     June 30, 2016

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco V.I. American Franchise Fund               February 12, 2010  June 30, 2016
Invesco V.I. American Value Fund                   February 12, 2010  June 30, 2016
Invesco V.I. Balanced-Risk Allocation Fund/5/      December 22, 2010  June 30, 2016
Invesco V.I. Comstock Fund                         February 12, 2010  June 30, 2016
Invesco V.I. Core Equity Fund                        July 1, 2007     June 30, 2016
Invesco V.I. Diversified Dividend Fund             February 12, 2010  June 30, 2016
Invesco V.I. Diversified Income Fund                 July 1, 2007     June 30, 2016
Invesco V.I. Equally-Weighted S&P 500 Fund         February 12, 2010  June 30, 2016
Invesco V.I. Equity and Income Fund                February 12, 2010  June 30, 2016
Invesco V.I. Global Core Equity Fund               February 12, 2010  June 30, 2016
Invesco V.I. Global Health Care Fund                 July 1, 2007     June 30, 2016
Invesco V.I. Global Real Estate Fund                 July 1, 2007     June 30, 2016
Invesco V.I. Government Securities Fund              July 1, 2007     June 30, 2016
Invesco V.I. Growth and Income Fund                February 12, 2010  June 30, 2016
Invesco V.I. High Yield Fund                         July 1, 2007     June 30, 2016
Invesco V.I. International Growth Fund               July 1, 2007     June 30, 2016
Invesco V.I. Managed Volatility Fund                 July 1, 2007     June 30, 2016
Invesco V.I. Mid Cap Core Equity Fund                July 1, 2007     June 30, 2016
Invesco V.I. Mid Cap Growth Fund                   February 12, 2010  June 30, 2016
Invesco V.I. Money Market Fund                       July 1, 2007     June 30, 2016
Invesco V.I. S&P 500 Index Fund                    February 12, 2010  June 30, 2016
Invesco V.I. Small Cap Equity Fund                   July 1, 2007     June 30, 2016
Invesco V.I. Technology Fund                         July 1, 2007     June 30, 2016
Invesco V.I. Value Opportunities Fund                July 1, 2007     June 30, 2016

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

FUND                                                EFFECTIVE DATE  COMMITTED UNTIL
----                                               ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund   January 16, 2013  June 30, 2016

                           INVESCO MANAGEMENT TRUST

FUND                                               EFFECTIVE DATE COMMITTED UNTIL
----                                               -------------- ---------------
Invesco Conservative Income Fund                    July 1, 2014   June 30, 2016

                               CLOSED-END FUNDS

FUND                                               EFFECTIVE DATE COMMITTED UNTIL
----                                               -------------- ---------------
Invesco Municipal Income Opportunities Trust        June 1, 2010   June 30, 2016
Invesco Quality Municipal Income Trust              June 1, 2010   June 30, 2016
Invesco Value Municipal Income Trust                June 1, 2010   June 30, 2016

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A--D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

        By:       /s/ John M. Zerr
                  -----------------------------
        Title:    Senior Vice President

        INVESCO ADVISERS, INC.

        By:       /s/ John M. Zerr
                  -----------------------------
        Title:    Senior Vice President
                                                         as of October 14, 2014

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                             Contractual     2.00%      July 1, 2013      June 30, 2015
   Class B Shares                             Contractual     2.75%      July 1, 2013      June 30, 2015
   Class C Shares                             Contractual     2.75%      July 1, 2013      June 30, 2015
   Class R Shares                             Contractual     2.25%      July 1, 2013      June 30, 2015
   Class R5 Shares                            Contractual     1.75%      July 1, 2013      June 30, 2015
   Class R6 Shares                            Contractual     1.75%      July 1, 2013      June 30, 2015
   Class Y Shares                             Contractual     1.75%      July 1, 2013      June 30, 2015
Invesco California Tax-Free Income Fund
   Class A Shares                             Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares                             Contractual     2.00%      July 1, 2012      June 30, 2015
   Class C Shares                             Contractual     2.00%      July 1, 2012      June 30, 2015
   Class Y Shares                             Contractual     1.25%      July 1, 2012      June 30, 2015
Invesco Core Plus Bond Fund
   Class A Shares                             Contractual     0.84%    January 1, 2014   December 31, 2014
   Class B Shares                             Contractual     1.59%    January 1, 2014   December 31, 2014
   Class C Shares                             Contractual     1.59%    January 1, 2014   December 31, 2014
   Class R Shares                             Contractual     1.09%    January 1, 2014   December 31, 2014
   Class R5 Shares                            Contractual     0.59%    January 1, 2014   December 31, 2014
   Class R6 Shares                            Contractual     0.59%    January 1, 2014   December 31, 2014
   Class Y Shares                             Contractual     0.59%    January 1, 2014   December 31, 2014
Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012      June 30, 2015
   Class B Shares                             Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                             Contractual     2.75%      July 1, 2012      June 30, 2015
   Class R Shares                             Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R6 Shares                            Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                             Contractual     1.75%      July 1, 2012      June 30, 2015
Invesco Equity and Income Fund
   Class A Shares                             Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares                             Contractual     2.25%      July 1, 2012      June 30, 2015
   Class C Shares                             Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R Shares                             Contractual     1.75%      July 1, 2012      June 30, 2015
   Class R5 Shares                            Contractual     1.25%      July 1, 2012      June 30, 2015
   Class R6 Shares                            Contractual     1.25%   September 24, 2012   June 30, 2015
   Class Y Shares                             Contractual     1.25%      July 1, 2012      June 30, 2015
Invesco Floating Rate Fund
   Class A Shares                             Contractual     1.50%     April 14, 2006     June 30, 2015
   Class C Shares                             Contractual     2.00%     April 14, 2006     June 30, 2015
   Class R Shares                             Contractual     1.75%     April 14, 2006     June 30, 2015
   Class R5 Shares                            Contractual     1.25%     April 14, 2006     June 30, 2015
   Class R6 Shares                            Contractual     1.25%   September 24, 2012   June 30, 2015
   Class Y Shares                             Contractual     1.25%    October 3, 2008     June 30, 2015
Invesco Global Real Estate Income Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009      June 30, 2015
   Class B Shares                             Contractual     2.75%      July 1, 2009      June 30, 2015
   Class C Shares                             Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R5 Shares                            Contractual     1.75%      July 1, 2009      June 30, 2015
   Class R6 Shares                            Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                             Contractual     1.75%      July 1, 2009      June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of October 14, 2014

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ------------------ --------------
Invesco Growth and Income Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                             Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                             Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                             Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                            Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R6 Shares                            Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                             Contractual     1.75%      July 1, 2012    June 30, 2015
Invesco Low Volatility Equity Yield Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                             Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                             Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                             Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                            Contractual     1.75%      July 1, 2012    June 30, 2015
   Class Y Shares                             Contractual     1.75%      July 1, 2012    June 30, 2015
   Investor Class Shares                      Contractual     2.00%      July 1, 2012    June 30, 2015
Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                             Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                             Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                             Contractual     2.25%      July 1, 2012    June 30, 2015
   Class Y Shares                             Contractual     1.25%      July 1, 2012    June 30, 2015
Invesco S&P 500 Index Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                             Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                             Contractual     2.75%      July 1, 2012    June 30, 2015
   Class Y Shares                             Contractual     1.75%      July 1, 2012    June 30, 2015
Invesco Small Cap Discovery Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                             Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                             Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R5 Shares                            Contractual     1.75%   September 24, 2012 June 30, 2015
   Class R6 Shares                            Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                             Contractual     1.75%      July 1, 2012    June 30, 2015
Invesco Strategic Real Return Fund
   Class A Shares                             Contractual     0.78%     April 30, 2014   April 30, 2015
   Class C Shares                             Contractual     1.53%     April 30, 2014   April 30, 2015
   Class R Shares                             Contractual     1.03%     April 30, 2014   April 30, 2015
   Class R5 Shares                            Contractual     0.53%     April 30, 2014   April 30, 2015
   Class R6 Shares                            Contractual     0.53%     April 30, 2014   April 30, 2015
   Class Y Shares                             Contractual     0.53%     April 30, 2014   April 30, 2015

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                             Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                             Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                             Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                            Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                            Contractual     1.75%   September 24, 2012 June 30, 2015
   Class S Shares                             Contractual     1.90%   September 25, 2009 June 30, 2015
   Class Y Shares                             Contractual     1.75%      July 1, 2009    June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of October 14, 2014

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ------------------ -------------
Invesco Diversified Dividend Fund
   Class A Shares                             Contractual     2.00%      July 1, 2013    June 30, 2015
   Class B Shares                             Contractual     2.75%      July 1, 2013    June 30, 2015
   Class C Shares                             Contractual     2.75%      July 1, 2013    June 30, 2015
   Class R Shares                             Contractual     2.25%      July 1, 2013    June 30, 2015
   Class R5 Shares                            Contractual     1.75%      July 1, 2013    June 30, 2015
   Class R6 Shares                            Contractual     1.75%      July 1, 2013    June 30, 2015
   Class Y Shares                             Contractual     1.75%      July 1, 2013    June 30, 2015
   Investor Class Shares                      Contractual     2.00%      July 1, 2013    June 30, 2015
Invesco Summit Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                             Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                             Contractual     2.75%      July 1, 2009    June 30, 2015
   Class P Shares                             Contractual     1.85%      July 1, 2009    June 30, 2015
   Class R5 Shares                            Contractual     1.75%      July 1, 2009    June 30, 2015
   Class S Shares                             Contractual     1.90%   September 25, 2009 June 30, 2015
   Class Y Shares                             Contractual     1.75%      July 1, 2009    June 30, 2015

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares                             Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                             Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                             Contractual     3.00%      July 1, 2009    June 30, 2015
   Class Y Shares                             Contractual     2.00%      July 1, 2009    June 30, 2015
Invesco Global Core Equity Fund
   Class A Shares                             Contractual     2.25%      July 1, 2013    June 30, 2015
   Class B Shares                             Contractual     3.00%      July 1, 2013    June 30, 2015
   Class C Shares                             Contractual     3.00%      July 1, 2013    June 30, 2015
   Class R Shares                             Contractual     2.50%      July 1, 2013    June 30, 2015
   Class R5 Shares                            Contractual     2.00%      July 1, 2013    June 30, 2015
   Class Y Shares                             Contractual     2.00%      July 1, 2013    June 30, 2015
Invesco International Small Company Fund
   Class A Shares                             Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                             Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                             Contractual     3.00%      July 1, 2009    June 30, 2015
   Class R5 Shares                            Contractual     2.00%      July 1, 2009    June 30, 2015
   Class R6 Shares                            Contractual     2.00%   September 24, 2012 June 30, 2015
   Class Y Shares                             Contractual     2.00%      July 1, 2009    June 30, 2015
Invesco Small Cap Equity Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                             Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                             Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                             Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                            Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                            Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                             Contractual     1.75%      July 1, 2009    June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of October 14, 2014


                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ ----------------
Invesco Alternative Strategies Fund
   Class A Shares                             Contractual     0.52%    October 14, 2014  October 31, 2016
   Class C Shares                             Contractual     1.27%    October 14, 2014  October 31, 2016
   Class R Shares                             Contractual     0.77%    October 14, 2014  October 31, 2016
   Class R5 Shares                            Contractual     0.27%    October 14, 2014  October 31, 2016
   Class R6 Shares                            Contractual     0.27%    October 14, 2014  October 31, 2016
   Class Y Shares                             Contractual     0.27%    October 14, 2014  October 31, 2016
Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                             Contractual     0.25%    November 4, 2009   April 30, 2015
   Class AX Shares                            Contractual     0.25%   February 12, 2010   April 30, 2015
   Class B Shares                             Contractual     1.00%    November 4, 2009   April 30, 2015
   Class C Shares                             Contractual     1.00%    November 4, 2009   April 30, 2015
   Class CX Shares                            Contractual     1.00%   February 12, 2010   April 30, 2015
   Class R Shares                             Contractual     0.50%    November 4, 2009   April 30, 2015
   Class R5 Shares                            Contractual     0.00%    November 4, 2009   April 30, 2015
   Class R6 Shares                            Contractual     0.00%   September 24, 2012  April 30, 2015
   Class RX Shares                            Contractual     0.50%   February 12, 2010   April 30, 2015
   Class Y Shares                             Contractual     0.00%    November 4, 2009   April 30, 2015
Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                             Contractual     0.25%    November 4, 2009   April 30, 2015
   Class AX Shares                            Contractual     0.25%   February 12, 2010   April 30, 2015
   Class B Shares                             Contractual     1.00%    November 4, 2009   April 30, 2015
   Class C Shares                             Contractual     1.00%    November 4, 2009   April 30, 2015
   Class CX Shares                            Contractual     1.00%   February 12, 2010   April 30, 2015
   Class R Shares                             Contractual     0.50%    November 4, 2009   April 30, 2015
   Class R5 Shares                            Contractual     0.00%    November 4, 2009   April 30, 2015
   Class R6 Shares                            Contractual     0.00%   September 24, 2012  April 30, 2015
   Class RX Shares                            Contractual     0.50%   February 12, 2010   April 30, 2015
   Class Y Shares                             Contractual     0.00%    November 4, 2009   April 30, 2015
Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                             Contractual     0.25%    November 4, 2009   April 30, 2015
   Class AX Shares                            Contractual     0.25%   February 12, 2010   April 30, 2015
   Class B Shares                             Contractual     1.00%    November 4, 2009   April 30, 2015
   Class C Shares                             Contractual     1.00%    November 4, 2009   April 30, 2015
   Class CX Shares                            Contractual     1.00%   February 12, 2010   April 30, 2015
   Class R Shares                             Contractual     0.50%    November 4, 2009   April 30, 2015
   Class R5 Shares                            Contractual     0.00%    November 4, 2009   April 30, 2015
   Class R6 Shares                            Contractual     0.00%   September 24, 2012  April 30, 2015
   Class RX Shares                            Contractual     0.50%   February 12, 2010   April 30, 2015
   Class Y Shares                             Contractual     0.00%    November 4, 2009   April 30, 2015
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                             Contractual     0.25%    November 4, 2009   April 30, 2015
   Class AX Shares                            Contractual     0.25%   February 12, 2010   April 30, 2015
   Class B Shares                             Contractual     1.00%    November 4, 2009   April 30, 2015
   Class C Shares                             Contractual     1.00%    November 4, 2009   April 30, 2015
   Class CX Shares                            Contractual     1.00%   February 12, 2010   April 30, 2015
   Class R Shares                             Contractual     0.50%    November 4, 2009   April 30, 2015
   Class R5 Shares                            Contractual     0.00%    November 4, 2009   April 30, 2015
   Class R6 Shares                            Contractual     0.00%   September 24, 2012  April 30, 2015
   Class RX Shares                            Contractual     0.50%   February 12, 2010   April 30, 2015
   Class Y Shares                             Contractual     0.00%    November 4, 2009   April 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of October 14, 2014

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                             Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                            Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                             Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                             Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                            Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                             Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                            Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                            Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                            Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                             Contractual     0.00%    November 4, 2009  April 30, 2015
Invesco Conservative Allocation Fund
   Class A Shares                             Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                             Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                             Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R Shares                             Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R5 Shares                            Contractual     1.25%      July 1, 2012    June 30, 2015
   Class S Shares                             Contractual     1.40%      July 1, 2012    June 30, 2015
   Class Y Shares                             Contractual     1.25%      July 1, 2012    June 30, 2015
Invesco Convertible Securities Fund
   Class A Shares                             Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                             Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                             Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                            Contractual     1.25%      July 1, 2012    June 30, 2015
   Class R6 Shares                            Contractual     1.25%   September 24, 2012 June 30, 2015
   Class Y Shares                             Contractual     1.25%      July 1, 2012    June 30, 2015
Invesco Global Low Volatility Equity Yield
  Fund
   Class A Shares                             Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                             Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                             Contractual     3.00%      July 1, 2009    June 30, 2015
   Class R Shares                             Contractual     2.50%      July 1, 2009    June 30, 2015
   Class R5 Shares                            Contractual     2.00%      July 1, 2009    June 30, 2015
   Class Y Shares                             Contractual     2.00%      July 1, 2009    June 30, 2015
Invesco Growth Allocation Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                             Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                             Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                             Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                            Contractual     1.75%      July 1, 2012    June 30, 2015
   Class S Shares                             Contractual     1.90%      July 1, 2012    June 30, 2015
   Class Y Shares                             Contractual     1.75%      July 1, 2012    June 30, 2015
Invesco Income Allocation Fund
   Class A Shares                             Contractual     0.25%      May 1, 2012     April 30, 2015
   Class B Shares                             Contractual     1.00%      May 1, 2012     April 30, 2015
   Class C Shares                             Contractual     1.00%      May 1, 2012     April 30, 2015
   Class R Shares                             Contractual     0.50%      May 1, 2012     April 30, 2015
   Class R5 Shares                            Contractual     0.00%      May 1, 2012     April 30, 2015
   Class Y Shares                             Contractual     0.00%      May 1, 2012     April 30, 2015
Invesco International Allocation Fund
   Class A Shares                             Contractual     2.25%      May 1, 2012     June 30, 2015
   Class B Shares                             Contractual     3.00%      May 1, 2012     June 30, 2015
   Class C Shares                             Contractual     3.00%      May 1, 2012     June 30, 2015
   Class R Shares                             Contractual     2.50%      May 1, 2012     June 30, 2015
   Class R5 Shares                            Contractual     2.00%      May 1, 2012     June 30, 2015
   Class Y Shares                             Contractual     2.00%      May 1, 2012     June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of October 14, 2014

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ ----------------
Invesco Mid Cap Core Equity Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009     June 30, 2015
   Class B Shares                             Contractual     2.75%      July 1, 2009     June 30, 2015
   Class C Shares                             Contractual     2.75%      July 1, 2009     June 30, 2015
   Class R Shares                             Contractual     2.25%      July 1, 2009     June 30, 2015
   Class R5 Shares                            Contractual     1.75%      July 1, 2009     June 30, 2015
   Class R6 Shares                            Contractual     1.75%   September 24, 2012  June 30, 2015
   Class Y Shares                             Contractual     1.75%      July 1, 2009     June 30, 2015
Invesco Moderate Allocation Fund
   Class A Shares                             Contractual     1.50%      July 1, 2012     June 30, 2015
   Class B Shares                             Contractual     2.25%      July 1, 2012     June 30, 2015
   Class C Shares                             Contractual     2.25%      July 1, 2012     June 30, 2015
   Class R Shares                             Contractual     1.75%      July 1, 2012     June 30, 2015
   Class R5 Shares                            Contractual     1.25%      July 1, 2012     June 30, 2015
   Class S Shares                             Contractual     1.40%      July 1, 2012     June 30, 2015
   Class Y Shares                             Contractual     1.25%      July 1, 2012     June 30, 2015
Invesco Multi-Asset Inflation Fund
   Class A Shares                             Contractual     0.73%    October 14, 2014  October 31, 2015
   Class C Shares                             Contractual     1.48%    October 14, 2014  October 31, 2015
   Class R Shares                             Contractual     0.98%    October 14, 2014  October 31, 2015
   Class R5 Shares                            Contractual     0.48%    October 14, 2014  October 31, 2015
   Class R6 Shares                            Contractual     0.48%    October 14, 2014  October 31, 2015
   Class Y Shares                             Contractual     0.48%    October 14, 2014  October 31, 2015
Invesco Small Cap Growth Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009     June 30, 2015
   Class B Shares                             Contractual     2.75%      July 1, 2009     June 30, 2015
   Class C Shares                             Contractual     2.75%      July 1, 2009     June 30, 2015
   Class R Shares                             Contractual     2.25%      July 1, 2009     June 30, 2015
   Class R5 Shares                            Contractual     1.75%      July 1, 2009     June 30, 2015
   Class R6 Shares                            Contractual     1.75%   September 24, 2012  June 30, 2015
   Class Y Shares                             Contractual     1.75%      July 1, 2009     June 30, 2015
   Investor Class Shares                      Contractual     2.00%      July 1, 2009     June 30, 2015
Invesco U.S. Mortgage Fund
   Class A Shares                             Contractual     1.50%      July 1, 2012     June 30, 2015
   Class B Shares                             Contractual     2.25%      July 1, 2012     June 30, 2015
   Class C Shares                             Contractual     2.25%      July 1, 2012     June 30, 2015
   Class R5 Shares                            Contractual     1.25%      July 1, 2012     June 30, 2015
   Class Y Shares                             Contractual     1.25%      July 1, 2012     June 30, 2015

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                              ------------ ---------- ----------------- -------------
Invesco Asia Pacific Growth Fund
   Class A Shares                                 Contractual     2.25%     July 1, 2009    June 30, 2015
   Class B Shares                                 Contractual     3.00%     July 1, 2009    June 30, 2015
   Class C Shares                                 Contractual     3.00%     July 1, 2009    June 30, 2015
   Class Y Shares                                 Contractual     2.00%     July 1, 2009    June 30, 2015
Invesco European Growth Fund
   Class A Shares                                 Contractual     2.25%     July 1, 2009    June 30, 2015
   Class B Shares                                 Contractual     3.00%     July 1, 2009    June 30, 2015
   Class C Shares                                 Contractual     3.00%     July 1, 2009    June 30, 2015
   Class R Shares                                 Contractual     2.50%     July 1, 2009    June 30, 2015
   Class Y Shares                                 Contractual     2.00%     July 1, 2009    June 30, 2015
   Investor Class Shares                          Contractual     2.25%     July 1, 2009    June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of October 14, 2014

                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                          VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                         ------------ ---------- ------------------ -----------------
Invesco Global Growth Fund
   Class A Shares                            Contractual     2.25%    January 1, 2013     June 30, 2015
   Class B Shares                            Contractual     3.00%    January 1, 2013     June 30, 2015
   Class C Shares                            Contractual     3.00%    January 1, 2013     June 30, 2015
   Class R5 Shares                           Contractual     2.00%    January 1, 2013     June 30, 2015
   Class R6 Shares                           Contractual     2.00%    January 1, 2013     June 30, 2015
   Class Y Shares                            Contractual     2.00%    January 1, 2013     June 30, 2015
Invesco Global Opportunities Fund
   Class A Shares                            Contractual     1.36%     August 1, 2012   February 28, 2015
   Class C Shares                            Contractual     2.11%     August 1, 2012   February 28, 2015
   Class R Shares                            Contractual     1.61%     August 1, 2012   February 28, 2015
   Class R5 Shares                           Contractual     1.11%     August 1, 2012   February 28, 2015
   Class R6 Shares                           Contractual     1.11%   September 24, 2012 February 28, 2015
   Class Y Shares                            Contractual     1.11%     August 1, 2012   February 28, 2015
Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                            Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                            Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                            Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R5 Shares                           Contractual     2.00%      July 1, 2009      June 30, 2015
   Class Y Shares                            Contractual     2.00%      July 1, 2009      June 30, 2015
Invesco International Core Equity Fund
   Class A Shares                            Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                            Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                            Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R Shares                            Contractual     2.50%      July 1, 2009      June 30, 2015
   Class R5 Shares                           Contractual     2.00%      July 1, 2009      June 30, 2015
   Class R6 Shares                           Contractual     2.00%   September 24, 2012   June 30, 2015
   Class Y Shares                            Contractual     2.00%      July 1, 2009      June 30, 2015
   Investor Class Shares                     Contractual     2.25%      July 1, 2009      June 30, 2015
Invesco International Growth Fund
   Class A Shares                            Contractual     2.25%      July 1, 2013      June 30, 2015
   Class B Shares                            Contractual     3.00%      July 1, 2013      June 30, 2015
   Class C Shares                            Contractual     3.00%      July 1, 2013      June 30, 2015
   Class R Shares                            Contractual     2.50%      July 1, 2013      June 30, 2015
   Class R5 Shares                           Contractual     2.00%      July 1, 2013      June 30, 2015
   Class R6 Shares                           Contractual     2.00%      July 1, 2013      June 30, 2015
   Class Y Shares                            Contractual     2.00%      July 1, 2013      June 30, 2015
Invesco Select Opportunities Fund
   Class A Shares                            Contractual     1.51%     August 1, 2012   February 28, 2015
   Class C Shares                            Contractual     2.26%     August 1, 2012   February 28, 2015
   Class R Shares                            Contractual     1.76%     August 1, 2012   February 28, 2015
   Class R5 Shares                           Contractual     1.26%     August 1, 2012   February 28, 2015
   Class R6 Shares                           Contractual     1.26%   September 24, 2012 February 28, 2015
   Class Y Shares                            Contractual     1.26%     August 1, 2012   February 28, 2015

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                             Contractual     1.62%   December 17, 2013 December 31, 2015
   Class C Shares                             Contractual     2.37%   December 17, 2013 December 31, 2015
   Class R Shares                             Contractual     1.87%   December 17, 2013 December 31, 2015
   Class R5 Shares                            Contractual     1.37%   December 17, 2013 December 31, 2015
   Class R6 Shares                            Contractual     1.37%   December 17, 2013 December 31, 2015
   Class Y Shares                             Contractual     1.37%   December 17, 2013 December 31, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of October 14, 2014


                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                             Contractual     2.00%      July 1, 2012      June 30, 2015
   Class B Shares                             Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                             Contractual     2.75%      July 1, 2012      June 30, 2015
   Class R Shares                             Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R5 Shares                            Contractual     1.75%      July 1, 2012      June 30, 2015
   Class R6 Shares                            Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                             Contractual     1.75%      July 1, 2012      June 30, 2015
Invesco Balanced-Risk Commodity Strategy
  Fund/4/
   Class A Shares                             Contractual     2.00%      July 1, 2014      June 30, 2015
   Class B Shares                             Contractual     2.75%      July 1, 2014      June 30, 2015
   Class C Shares                             Contractual     2.75%      July 1, 2014      June 30, 2015
   Class R Shares                             Contractual     2.25%      July 1, 2014      June 30, 2015
   Class R5 Shares                            Contractual     1.75%      July 1, 2014      June 30, 2015
   Class R6 Shares                            Contractual     1.75%      July 1, 2014      June 30, 2015
   Class Y Shares                             Contractual     1.75%      July 1, 2014      June 30, 2015
Invesco China Fund
   Class A Shares                             Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                             Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                             Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R5 Shares                            Contractual     2.00%      July 1, 2009      June 30, 2015
   Class Y Shares                             Contractual     2.00%      July 1, 2009      June 30, 2015
Invesco Developing Markets Fund
   Class A Shares                             Contractual     2.25%      July 1, 2012      June 30, 2015
   Class B Shares                             Contractual     3.00%      July 1, 2012      June 30, 2015
   Class C Shares                             Contractual     3.00%      July 1, 2012      June 30, 2015
   Class R5 Shares                            Contractual     2.00%      July 1, 2012      June 30, 2015
   Class R6 Shares                            Contractual     2.00%   September 24, 2012   June 30, 2015
   Class Y Shares                             Contractual     2.00%      July 1, 2012      June 30, 2015
Invesco Emerging Markets Equity Fund
   Class A Shares                             Contractual     1.85%      May 11, 2011    February 28, 2015
   Class C Shares                             Contractual     2.60%      May 11, 2011    February 28, 2015
   Class R Shares                             Contractual     2.10%      May 11, 2011    February 28, 2015
   Class R5 Shares                            Contractual     1.60%      May 11, 2011    February 28, 2015
   Class R6 Shares                            Contractual     1.60%   September 24, 2012 February 28, 2015
   Class Y Shares                             Contractual     1.60%      May 11, 2011    February 28, 2015
Invesco Emerging Market Local Currency Debt
  Fund
   Class A Shares                             Contractual     1.24%     June 14, 2010    February 28, 2015
   Class B Shares                             Contractual     1.99%     June 14, 2010    February 28, 2015
   Class C Shares                             Contractual     1.99%     June 14, 2010    February 28, 2015
   Class R Shares                             Contractual     1.49%     June 14, 2010    February 28, 2015
   Class Y Shares                             Contractual     0.99%     June 14, 2010    February 28, 2015
   Class R5 Shares                            Contractual     0.99%     June 14, 2010    February 28, 2015
   Class R6 Shares                            Contractual     0.99%   September 24, 2012 February 28, 2015
Invesco Endeavor Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009      June 30, 2015
   Class B Shares                             Contractual     2.75%      July 1, 2009      June 30, 2015
   Class C Shares                             Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R Shares                             Contractual     2.25%      July 1, 2009      June 30, 2015
   Class R5 Shares                            Contractual     1.75%      July 1, 2009      June 30, 2015
   Class R6 Shares                            Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                             Contractual     1.75%      July 1, 2009      June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of October 14, 2014


                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco Global Health Care Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012      June 30, 2015
   Class B Shares                             Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                             Contractual     2.75%      July 1, 2012      June 30, 2015
   Class Y Shares                             Contractual     1.75%      July 1, 2012      June 30, 2015
   Investor Class Shares                      Contractual     2.00%      July 1, 2012      June 30, 2015
Invesco Global Infrastructure Fund
   Class A Shares                             Contractual     1.40%      May 2, 2014       May 31, 2015
   Class C Shares                             Contractual     2.15%      May 2, 2014       May 31, 2015
   Class R Shares                             Contractual     1.65%      May 2, 2014       May 31, 2015
   Class Y Shares                             Contractual     1.15%      May 2, 2014       May 31, 2015
   Class R5 Shares                            Contractual     1.15%      May 2, 2014       May 31, 2015
   Class R6 Shares                            Contractual     1.15%      May 2, 2014       May 31, 2015
Invesco Global Markets Strategy Fund/5/
   Class A Shares                             Contractual     1.80%   December 17, 2013  February 28, 2015
   Class C Shares                             Contractual     2.55%   December 17, 2013  February 28, 2015
   Class R Shares                             Contractual     2.05%   December 17, 2013  February 28, 2015
   Class R5 Shares                            Contractual     1.55%   December 17, 2013  February 28, 2015
   Class R6 Shares                            Contractual     1.55%   December 17, 2013  February 28, 2015
   Class Y Shares                             Contractual     1.55%   December 17, 2013  February 28, 2015
Invesco Global Market Neutral Fund
   Class A Shares                             Contractual     1.62%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.37%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.87%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.37%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.37%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.37%   December 17, 2013  December 31, 2015
Invesco Global Targeted Returns Fund/6/
   Class A Shares                             Contractual     1.71%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.46%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.96%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.46%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.46%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.46%   December 17, 2013  December 31, 2015
Invesco International Total Return Fund
   Class A Shares                             Contractual     1.10%     March 31, 2006   February 28, 2015
   Class B Shares                             Contractual     1.85%     March 31, 2006   February 28, 2015
   Class C Shares                             Contractual     1.85%     March 31, 2006   February 28, 2015
   Class R5 Shares                            Contractual     0.85%    October 3, 2008   February 28, 2015
   Class R6 Shares                            Contractual     0.85%   September 24, 2012 February 28, 2015
   Class Y Shares                             Contractual     0.85%     March 31, 2006   February 28, 2015
Invesco Long/Short Equity Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.62%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     2.12%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.62%   December 17, 2013  December 31, 2015
Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual     1.72%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.47%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.97%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.47%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.47%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.47%   December 17, 2013  December 31, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of October 14, 2014


                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco MLP Fund
   Class A Shares                             Contractual     1.50%    August 29, 2014     May 31, 2015
   Class C Shares                             Contractual     2.25%    August 29, 2014     May 31, 2015
   Class R Shares                             Contractual     1.75%    August 29, 2014     May 31, 2015
   Class R5 Shares                            Contractual     1.25%    August 29, 2014     May 31, 2015
   Class R6 Shares                            Contractual     1.25%    August 29, 2014     May 31, 2015
   Class Y Shares                             Contractual     1.25%    August 29, 2014     May 31, 2015
Invesco Macro International Equity Fund
   Class A Shares                             Contractual     1.43%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.18%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.68%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.18%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.18%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.18%   December 17, 2013  December 31, 2015
Invesco Macro Long/Short Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.62%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     2.12%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.62%   December 17, 2013  December 31, 2015
Invesco Pacific Growth Fund
   Class A Shares                             Contractual     2.25%      July 1, 2012      June 30, 2015
   Class B Shares                             Contractual     3.00%      July 1, 2012      June 30, 2015
   Class C Shares                             Contractual     3.00%      July 1, 2012      June 30, 2015
   Class R Shares                             Contractual     2.50%      July 1, 2012      June 30, 2015
   Class R5 Shares                            Contractual     2.00%      July 1, 2012      June 30, 2015
   Class Y Shares                             Contractual     2.00%      July 1, 2012      June 30, 2015
Invesco Premium Income Fund
   Class A Shares                             Contractual     0.89%   December 13, 2011  February 28, 2015
   Class C Shares                             Contractual     1.64%   December 13, 2011  February 28, 2015
   Class R Shares                             Contractual     1.14%   December 13, 2011  February 28, 2015
   Class R5 Shares                            Contractual     0.64%   December 13, 2011  February 28, 2015
   Class R6 Shares                            Contractual     0.64%   September 24, 2012 February 28, 2015
   Class Y Shares                             Contractual     0.64%   December 13, 2011  February 28, 2015
Invesco Select Companies Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009      June 30, 2015
   Class B Shares                             Contractual     2.75%      July 1, 2009      June 30, 2015
   Class C Shares                             Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R Shares                             Contractual     2.25%      July 1, 2009      June 30, 2015
   Class R5 Shares                            Contractual     1.75%      July 1, 2009      June 30, 2015
   Class Y Shares                             Contractual     1.75%      July 1, 2009      June 30, 2015
Invesco Strategic Income Fund
   Class A Shares                             Contractual     0.82%      May 2, 2014       May 31, 2015
   Class C Shares                             Contractual     1.57%      May 2, 2014       May 31, 2015
   Class R Shares                             Contractual     1.07%      May 2, 2014       May 31, 2015
   Class Y Shares                             Contractual     0.57%      May 2, 2014       May 31, 2015
   Class R5 Shares                            Contractual     0.57%      May 2, 2014       May 31, 2015
   Class R6 Shares                            Contractual     0.57%      May 2, 2014       May 31, 2015
Invesco Unconstrained Bond Fund
   Class A Shares                             Contractual     1.03%    October 14, 2014  October 31, 2015
   Class C Shares                             Contractual     1.78%    October 14, 2014  October 31, 2015
   Class R Shares                             Contractual     1.28%    October 14, 2014  October 31, 2015
   Class Y Shares                             Contractual     0.78%    October 14, 2014  October 31, 2015
   Class R5 Shares                            Contractual     0.78%    October 14, 2014  October 31, 2015
   Class R6 Shares                            Contractual     0.78%    October 14, 2014  October 31, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of October 14, 2014


     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                          ------------ ----------  ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                             Contractual     1.50%       July 1, 2012    June 30, 2015
   Class B Shares                             Contractual     2.25%       July 1, 2012    June 30, 2015
   Class C Shares                             Contractual     2.25%       July 1, 2012    June 30, 2015
   Class R Shares                             Contractual     1.75%       July 1, 2012    June 30, 2015
   Class R5 Shares                            Contractual     1.25%       July 1, 2012    June 30, 2015
   Class R6 Shares                            Contractual     1.25%    September 24, 2012 June 30, 2015
   Class Y Shares                             Contractual     1.25%       July 1, 2012    June 30, 2015
Invesco Global Real Estate Fund
   Class A Shares                             Contractual     2.00%       July 1, 2009    June 30, 2015
   Class B Shares                             Contractual     2.75%       July 1, 2009    June 30, 2015
   Class C Shares                             Contractual     2.75%       July 1, 2009    June 30, 2015
   Class R Shares                             Contractual     2.25%       July 1, 2009    June 30, 2015
   Class R5 Shares                            Contractual     1.75%       July 1, 2009    June 30, 2015
   Class R6 Shares                            Contractual     1.75%    September 24, 2012 June 30, 2015
   Class Y Shares                             Contractual     1.75%       July 1, 2009    June 30, 2015
Invesco High Yield Fund
   Class A Shares                             Contractual     1.50%       July 1, 2013    June 30, 2015
   Class B Shares                             Contractual     2.25%       July 1, 2013    June 30, 2015
   Class C Shares                             Contractual     2.25%       July 1, 2013    June 30, 2015
   Class R5 Shares                            Contractual     1.25%       July 1, 2013    June 30, 2015
   Class R6 Shares                            Contractual     1.25%       July 1, 2013    June 30, 2015
   Class Y Shares                             Contractual     1.25%       July 1, 2013    June 30, 2015
   Investor Class Shares                      Contractual     1.50%       July 1, 2013    June 30, 2015
Invesco Limited Maturity Treasury Fund
   Class A Shares                             Contractual     1.50%       July 1, 2012    June 30, 2015
   Class A2 Shares                            Contractual     1.40%       July 1, 2012    June 30, 2015
   Class R5 Shares                            Contractual     1.25%       July 1, 2012    June 30, 2015
   Class Y Shares                             Contractual     1.25%       July 1, 2012    June 30, 2015
Invesco Real Estate Fund
   Class A Shares                             Contractual     2.00%       July 1, 2012    June 30, 2015
   Class B Shares                             Contractual     2.75%       July 1, 2012    June 30, 2015
   Class C Shares                             Contractual     2.75%       July 1, 2012    June 30, 2015
   Class R Shares                             Contractual     2.25%       July 1, 2012    June 30, 2015
   Class R5 Shares                            Contractual     1.75%       July 1, 2012    June 30, 2015
   Class R6 Shares                            Contractual     1.75%    September 24, 2012 June 30, 2015
   Class Y Shares                             Contractual     1.75%       July 1, 2012    June 30, 2015
   Investor Class Shares                      Contractual     2.00%       July 1, 2012    June 30, 2015
Invesco Short Term Bond Fund
   Class A Shares                             Contractual     1.40%       July 1, 2013    June 30, 2015
   Class C Shares                             Contractual     1.75%/2/    July 1, 2013    June 30, 2015
   Class R Shares                             Contractual     1.75%       July 1, 2013    June 30, 2015
   Class R5 Shares                            Contractual     1.25%       July 1, 2013    June 30, 2015
   Class R6 Shares                            Contractual     1.25%       July 1, 2013    June 30, 2015
   Class Y Shares                             Contractual     1.25%       July 1, 2013    June 30, 2015
Invesco U.S. Government Fund
   Class A Shares                             Contractual     1.50%       July 1, 2012    June 30, 2015
   Class B Shares                             Contractual     2.25%       July 1, 2012    June 30, 2015
   Class C Shares                             Contractual     2.25%       July 1, 2012    June 30, 2015
   Class R Shares                             Contractual     1.75%       July 1, 2012    June 30, 2015
   Class R5 Shares                            Contractual     1.25%       July 1, 2012    June 30, 2015
   Class Y Shares                             Contractual     1.25%       July 1, 2012    June 30, 2015
   Investor Class Shares                      Contractual     1.50%       July 1, 2012    June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of October 14, 2014


                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ------------------ ---------------
Invesco American Value Fund
   Class A Shares                             Contractual     2.00%      July 1, 2013     June 30, 2015
   Class B Shares                             Contractual     2.75%      July 1, 2013     June 30, 2015
   Class C Shares                             Contractual     2.75%      July 1, 2013     June 30, 2015
   Class R Shares                             Contractual     2.25%      July 1, 2013     June 30, 2015
   Class R5 Shares                            Contractual     1.75%      July 1, 2013     June 30, 2015
   Class R6 Shares                            Contractual     1.75%      July 1, 2013     June 30, 2015
   Class Y Shares                             Contractual     1.75%      July 1, 2013     June 30, 2015
Invesco Comstock Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012     June 30, 2015
   Class B Shares                             Contractual     2.75%      July 1, 2012     June 30, 2015
   Class C Shares                             Contractual     2.75%      July 1, 2012     June 30, 2015
   Class R Shares                             Contractual     2.25%      July 1, 2012     June 30, 2015
   Class R5 Shares                            Contractual     1.75%      July 1, 2012     June 30, 2015
   Class R6 Shares                            Contractual     1.75%   September 24, 2012  June 30, 2015
   Class Y Shares                             Contractual     1.75%      July 1, 2012     June 30, 2015
Invesco Energy Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009     June 30, 2015
   Class B Shares                             Contractual     2.75%      July 1, 2009     June 30, 2015
   Class C Shares                             Contractual     2.75%      July 1, 2009     June 30, 2015
   Class R5 Shares                            Contractual     1.75%      July 1, 2009     June 30, 2015
   Class Y Shares                             Contractual     1.75%      July 1, 2009     June 30, 2015
   Investor Class Shares                      Contractual     2.00%      July 1, 2009     June 30, 2015
Invesco Dividend Income Fund
   Class A Shares                             Contractual     1.14%   September 1, 2014  August 31, 2015
   Class B Shares                             Contractual     1.89%   September 1, 2014  August 31, 2015
   Class C Shares                             Contractual     1.89%   September 1, 2014  August 31, 2015
   Class R5 Shares                            Contractual     0.89%   September 1, 2014  August 31, 2015
   Class R6 Shares                            Contractual     0.89%   September 1, 2014  August 31, 2015
   Class Y Shares                             Contractual     0.89%   September 1, 2014  August 31, 2015
   Investor Class Shares                      Contractual     1.14%   September 1, 2014  August 31, 2015
Invesco Gold & Precious Metals Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009     June 30, 2015
   Class B Shares                             Contractual     2.75%      July 1, 2009     June 30, 2015
   Class C Shares                             Contractual     2.75%      July 1, 2009     June 30, 2015
   Class Y Shares                             Contractual     1.75%      July 1, 2009     June 30, 2015
   Investor Class Shares                      Contractual     2.00%      July 1, 2009     June 30, 2015
Invesco Mid Cap Growth Fund
   Class A Shares                             Contractual     1.15%     July 15, 2013     July 31, 2015
   Class B Shares                             Contractual     1.90%     July 15, 2013     July 31, 2015
   Class C Shares                             Contractual     1.90%     July 15, 2013     July 31, 2015
   Class R Shares                             Contractual     1.40%     July 15, 2013     July 31, 2015
   Class R5 Shares                            Contractual     0.90%     July 15, 2013     July 31, 2015
   Class R6 Shares                            Contractual     0.90%     July 15, 2013     July 31, 2015
   Class Y Shares                             Contractual     0.90%     July 15, 2013     July 31, 2015
Invesco Small Cap Value Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012     June 30, 2015
   Class B Shares                             Contractual     2.75%      July 1, 2012     June 30, 2015
   Class C Shares                             Contractual     2.75%      July 1, 2012     June 30, 2015
   Class Y Shares                             Contractual     1.75%      July 1, 2012     June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of October 14, 2014


                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                          ------------ ---------- ----------------- -------------
Invesco Technology Fund
   Class A Shares                             Contractual     2.00%     July 1, 2012    June 30, 2015
   Class B Shares                             Contractual     2.75%     July 1, 2012    June 30, 2015
   Class C Shares                             Contractual     2.75%     July 1, 2012    June 30, 2015
   Class R5 Shares                            Contractual     1.75%     July 1, 2012    June 30, 2015
   Class Y Shares                             Contractual     1.75%     July 1, 2012    June 30, 2015
   Investor Class Shares                      Contractual     2.00%     July 1, 2012    June 30, 2015
Invesco Technology Sector Fund
   Class A Shares                             Contractual     2.00%   February 12, 2010 June 30, 2015
   Class B Shares                             Contractual     2.75%   February 12, 2010 June 30, 2015
   Class C Shares                             Contractual     2.75%   February 12, 2010 June 30, 2015
   Class Y Shares                             Contractual     1.75%   February 12, 2010 June 30, 2015
Invesco Value Opportunities Fund
   Class A Shares                             Contractual     2.00%     July 1, 2012    June 30, 2015
   Class B Shares                             Contractual     2.75%     July 1, 2012    June 30, 2015
   Class C Shares                             Contractual     2.75%     July 1, 2012    June 30, 2015
   Class R Shares                             Contractual     2.25%     July 1, 2012    June 30, 2015
   Class R5 Shares                            Contractual     1.75%     July 1, 2012    June 30, 2015
   Class Y Shares                             Contractual     1.75%     July 1, 2012    June 30, 2015

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                          ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                             Contractual     1.50%     July 1, 2012    June 30, 2015
   Class B Shares                             Contractual     2.25%     July 1, 2012    June 30, 2015
   Class C Shares                             Contractual     2.25%     July 1, 2012    June 30, 2015
   Class R5 Shares                            Contractual     1.25%     July 1, 2012    June 30, 2015
   Class Y Shares                             Contractual     1.25%     July 1, 2012    June 30, 2015
Invesco Intermediate Term Municipal Income
  Fund
   Class A Shares                             Contractual     0.80%     July 1, 2013    June 30, 2015
   Class B Shares                             Contractual     1.55%     July 1, 2013    June 30, 2015
   Class C Shares                             Contractual     1.55%     July 1, 2013    June 30, 2015
   Class Y Shares                             Contractual     0.55%     July 1, 2013    June 30, 2015
Invesco Municipal Income Fund
   Class A Shares                             Contractual     1.50%     July 1, 2013    June 30, 2015
   Class B Shares                             Contractual     2.25%     July 1, 2013    June 30, 2015
   Class C Shares                             Contractual     2.25%     July 1, 2013    June 30, 2015
   Class Y Shares                             Contractual     1.25%     July 1, 2013    June 30, 2015
   Investor Class                             Contractual     1.50%     July 15, 2013   June 30, 2015
Invesco New York Tax Free Income Fund
   Class A Shares                             Contractual     1.50%     July 1, 2012    June 30, 2015
   Class B Shares                             Contractual     2.25%     July 1, 2012    June 30, 2015
   Class C Shares                             Contractual     2.25%     July 1, 2012    June 30, 2015
   Class Y Shares                             Contractual     1.25%     July 1, 2012    June 30, 2015
Invesco Tax-Free Intermediate Fund
   Class A Shares                             Contractual     1.50%     July 1, 2012    June 30, 2015
   Class A2 Shares                            Contractual     1.25%     July 1, 2012    June 30, 2015
   Class C Shares                             Contractual     2.25%     June 30, 2013   June 30, 2015
   Class R5 Shares                            Contractual     1.25%     July 1, 2012    June 30, 2015
   Class Y Shares                             Contractual     1.25%     July 1, 2012    June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of October 14, 2014


                           INVESCO MANAGEMENT TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                          ------------ ---------- ----------------- -------------
Invesco Conservative Income Fund
   Institutional Class                        Contractual     0.28%     July 1, 2014    June 30, 2015

                           INVESCO SECURITIES TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive
   Allocation Fund                            Contractual     1.15%   January 16, 2013  February 28, 2015

See page 16 for footnotes to Exhibit A.

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

                                                         as of October 14, 2014


              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                          ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class                      Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                            Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                        Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class                  Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class                   Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                              Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                             Contractual     0.30%/2/   July 1, 2009    December 31, 2014
Government TaxAdvantage Portfolio
   Cash Management Class                      Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                            Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                        Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class                  Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class                   Contractual     0.39%/2/   July 1, 2009    December 31, 2014
   Reserve Class                              Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                             Contractual     0.30%/2/   July 1, 2009    December 31, 2014
Liquid Assets Portfolio
   Cash Management Class                      Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                            Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                        Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class                  Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class                   Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                              Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                             Contractual     0.34%      July 1, 2009    December 31, 2014
STIC Prime Portfolio
   Cash Management Class                      Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                            Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                        Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class                  Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class                   Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                              Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                             Contractual     0.30%/2/   July 1, 2009    December 31, 2014
Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class                      Contractual     0.33%/2/   July 1, 2009    December 31, 2014
   Corporate Class                            Contractual     0.28%      July 1, 2009    December 31, 2014
   Institutional Class                        Contractual     0.25%      July 1, 2009    December 31, 2014
   Personal Investment Class                  Contractual     0.80%/2/   July 1, 2009    December 31, 2014
   Private Investment Class                   Contractual     0.50%/2/   July 1, 2009    December 31, 2014
   Reserve Class                              Contractual     1.12%/2/   July 1, 2009    December 31, 2014
   Resource Class                             Contractual     0.41%/2/   July 1, 2009    December 31, 2014
Treasury Portfolio
   Cash Management Class                      Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                            Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                        Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class                  Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class                   Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                              Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                             Contractual     0.30%/2/   July 1, 2009    December 31, 2014

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                         as of October 14, 2014


                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                            Contractual     2.00%     July 1, 2014    June 30, 2015
   Series II Shares                           Contractual     2.25%     July 1, 2014    June 30, 2015
Invesco V.I. American Value Fund
   Series I Shares                            Contractual     2.00%     July 1, 2012    June 30, 2015
   Series II Shares                           Contractual     2.25%     July 1, 2012    June 30, 2015
Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                            Contractual     0.76%     May 1, 2014     April 30, 2015
   Series II Shares                           Contractual     1.01%     May 1, 2014     April 30, 2015
Invesco V.I. Comstock Fund
   Series I Shares                            Contractual     0.78%     May 1, 2013     April 30, 2015
   Series II Shares                           Contractual     1.03%     May 1, 2013     April 30, 2015
Invesco V.I. Core Equity Fund
   Series I Shares                            Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                           Contractual     2.25%     May 1, 2013     June 30, 2015
Invesco V.I. Diversified Dividend Fund
   Series I Shares                            Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                           Contractual     2.25%     May 1, 2013     June 30, 2015
Invesco V.I. Diversified Income Fund
   Series I Shares                            Contractual     0.75%     July 1, 2005    April 30, 2015
   Series II Shares                           Contractual     1.00%     July 1, 2005    April 30, 2015
Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                            Contractual     2.00%     July 1, 2012    June 30, 2015
   Series II Shares                           Contractual     2.25%     July 1, 2012    June 30, 2015
Invesco V.I. Equity and Income Fund
   Series I Shares                            Contractual     1.50%     July 1, 2012    June 30, 2015
   Series II Shares                           Contractual     1.75%     July 1, 2012    June 30, 2015
Invesco V.I. Global Core Equity Fund
   Series I Shares                            Contractual     2.25%     July 1, 2012    June 30, 2015
   Series II Shares                           Contractual     2.50%     July 1, 2012    June 30, 2015

/1/  Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity
     Fund IV, Ltd.

Invesco V.I. Global Health Care Fund
   Series I Shares                            Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                           Contractual     2.25%     May 1, 2013     June 30, 2015
Invesco V.I. Global Real Estate Fund
   Series I Shares                            Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                           Contractual     2.25%     May 1, 2013     June 30, 2015

                                                         as of October 14, 2014

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ----------------- --------------
Invesco V.I. Government Securities Fund
   Series I Shares                            Contractual     1.50%     May 1, 2013     June 30, 2015
   Series II Shares                           Contractual     1.75%     May 1, 2013     June 30, 2015
Invesco V.I. Growth and Income Fund
   Series I Shares                            Contractual     0.78%     May 1, 2013     April 30, 2015
   Series II Shares                           Contractual     1.03%     May 1, 2013     April 30, 2015
Invesco V.I. High Yield Fund
   Series I Shares                            Contractual     1.50%     May 1, 2014     June 30, 2015
   Series II Shares                           Contractual     1.75%     May 1, 2014     June 30, 2015
Invesco V.I. International Growth Fund
   Series I Shares                            Contractual     2.25%     July 1, 2012    June 30, 2015
   Series II Shares                           Contractual     2.50%     July 1, 2012    June 30, 2015
Invesco V.I. Managed Volatility Fund
   Series I Shares                            Contractual     1.03%    April 30, 2014   April 30, 2015
   Series II Shares                           Contractual     1.28%    April 30, 2014   April 30, 2015
Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                            Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                           Contractual     2.25%     May 1, 2013     June 30, 2015
Invesco V.I. Mid Cap Growth Fund
   Series I Shares                            Contractual     2.00%     July 1, 2014    June 30, 2015
   Series II Shares                           Contractual     2.25%     July 1, 2014    June 30, 2015
Invesco V.I. Money Market Fund
   Series I Shares                            Contractual     1.50%     May 1, 2013     June 30, 2015
   Series II Shares                           Contractual     1.75%     May 1, 2013     June 30, 2015
Invesco V.I. S&P 500 Index Fund
   Series I Shares                            Contractual     2.00%     July 1, 2012    June 30, 2015
   Series II Shares                           Contractual     2.25%     July 1, 2012    June 30, 2015
Invesco V.I. Small Cap Equity Fund
   Series I Shares                            Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                           Contractual     2.25%     May 1, 2013     June 30, 2015
Invesco V.I. Technology Fund
   Series I Shares                            Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                           Contractual     2.25%     May 1, 2013     June 30, 2015
Invesco V.I. Value Opportunities Fund
   Series I Shares                            Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                           Contractual     2.25%     May 1, 2013     June 30, 2015

                                                         as of October 14, 2014


                        EXHIBIT "D" - CLOSED-END FUNDS

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ----------------- ---------------
Invesco Municipal Income Opportunities Trust  Contractual     0.67%    August 27, 2012  August 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- ----------------
Invesco Quality Municipal Income Trust        Contractual     0.50%   October 15, 2012  October 31, 2014

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- ----------------
Invesco Value Municipal Income Trust          Contractual     0.46%   October 15, 2012  October 31, 2014

                                                               Sub-Item 77Q1(e)

                          EIGHTH AMENDED AND RESTATED
                            MEMORANDUM OF AGREEMENT
                (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

   This Eighth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds),
AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco").

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

    2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

   IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST

       By:       /s/ John M. Zerr
                 ---------------------------
       Title:    Senior Vice President

       INVESCO ADVISERS, INC.

       By:       /s/ John M. Zerr
                 ---------------------------
       Title:    Senior Vice President

                                  EXHIBIT "A"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                           EFFECTIVE DATE   COMMITTED UNTIL*
---------                                          ----------------- ----------------
Invesco American Franchise Fund                    February 12, 2010
Invesco California Tax-Free Income Fund            February 12, 2010
Invesco Core Plus Bond Fund                          June 2, 2009
Invesco Equally-Weighted S&P 500 Fund              February 12, 2010
Invesco Equity and Income Fund                     February 12, 2010
Invesco Floating Rate Fund                          April 14, 2006
Invesco Global Real Estate Income Fund               March 9, 2007
Invesco Growth and Income Fund                     February 12, 2010
Invesco Low Volatility Equity Yield Fund            March 31, 2006
Invesco Pennsylvania Tax Free Income Fund          February 12, 2010
Invesco S&P 500 Index Fund                         February 12, 2010
Invesco Small Cap Discovery Fund                   February 12, 2010
Invesco Strategic Real Return Fund                  April 30, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                           EFFECTIVE DATE   COMMITTED UNTIL*
---------                                          ----------------- ----------------
Invesco Charter Fund                                 June 21, 2000
Invesco Diversified Dividend Fund                  December 28, 2001
Invesco Summit Fund                                  July 24, 2000

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL*
----                                               ----------------- ----------------
Invesco European Small Company Fund                 August 30, 2000
Invesco Global Core Equity Fund                    December 27, 2000
Invesco International Small Company Fund            August 30, 2000
Invesco Small Cap Equity Fund                       August 30, 2000

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                 EFFECTIVE DATE   COMMITTED UNTIL*
----                                               ------------------ ----------------
Invesco Convertible Securities Fund                February 12, 2010
Invesco Global Low Volatility Equity Yield Fund    September 1, 2001
Invesco Mid Cap Core Equity Fund                   September 1, 2001
Invesco Small Cap Growth Fund                      September 11, 2000
Invesco U.S. Mortgage Fund                         February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL*
----                                               ----------------- ----------------
Invesco Asia Pacific Growth Fund                     June 21, 2000
Invesco European Growth Fund                         June 21, 2000
Invesco Global Growth Fund                           June 21, 2000
Invesco Global Opportunities Fund                   August 1, 2012
Invesco Global Small & Mid Cap Growth Fund           June 21, 2000
Invesco International Core Equity Fund             November 25, 2003
Invesco International Growth Fund                    June 21, 2000
Invesco Select Opportunities Fund                   August 1, 2012

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                 EFFECTIVE DATE   COMMITTED UNTIL*
----                                               ------------------ ----------------
Invesco All Cap Market Neutral Fund                December 17, 2013
Invesco Balanced-Risk Allocation Fund                 May 29, 2009
Invesco Balanced-Risk Commodities Strategy Fund    November 29, 2010
Invesco China Fund                                   March 31, 2006
Invesco Developing Markets Fund                    September 1, 2001
Invesco Emerging Market Local Currency Debt Fund     June 14, 2010
Invesco Emerging Markets Equity Fund                  May 11, 2011
Invesco Endeavor Fund                               November 4, 2003
Invesco Global Health Care Fund                    September 1, 2001
Invesco Global Infrastructure Fund                    May 2, 2014
Invesco Global Market Neutral Fund                 December 17, 2013
Invesco Global Markets Strategy Fund               September 26, 2012
Invesco Global Targeted Returns Fund               December 17, 2013
Invesco International Total Return Fund              March 31, 2006
Invesco Long/Short Equity Fund                     December 17, 2013
Invesco Low Volatility Emerging Markets Fund       December 17, 2013
Invesco MLP Fund                                     April 30, 2014
Invesco Macro International Equity Fund            December 17, 2013
Invesco Macro Long/Short Fund                      December 17, 2013
Invesco Pacific Growth Fund                        February 12, 2010
Invesco Premium Income Fund                        December 13, 2011
Invesco Select Companies Fund                       November 4, 2003
Invesco Strategic Income Fund                         May 2, 2014

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                 EFFECTIVE DATE   COMMITTED UNTIL*
----                                               ------------------ ----------------
Invesco Corporate Bond Fund                        February 12, 2010
Invesco Global Real Estate Fund                      April 29, 2005
Invesco High Yield Fund                               June 1, 2000
Invesco Limited Maturity Treasury Fund                June 1, 2000
Invesco Money Market Fund                             June 1, 2000
Invesco Real Estate Fund                           September 11, 2000
Invesco Short Term Bond Fund                        August 29, 2002
Invesco U.S. Government Fund                          June 1, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL*
----                                               ----------------- ----------------
Invesco American Value Fund                        February 12, 2010
Invesco Comstock Fund                              February 12, 2010
Invesco Dividend Income Fund                       November 25, 2003
Invesco Energy Fund                                November 25, 2003
Invesco Gold & Precious Metals Fund                November 25, 2003
Invesco Mid Cap Growth Fund                        February 12, 2010
Invesco Small Cap Value Fund                       February 12, 2010
Invesco Technology Fund                            November 25, 2003
Invesco Technology Sector Fund                     February 12, 2010
Invesco Value Opportunities Fund                   February 12, 2010

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL*
----                                               ----------------- ----------------
Invesco High Yield Municipal Fund                  February 12, 2010
Invesco Intermediate Term Municipal Income Fund    February 12, 2010
Invesco Municipal Income Fund                      February 12, 2010
Invesco New York Tax Free Income Fund              February 12, 2010
Invesco Tax-Exempt Cash Fund                         June 1, 2000
Invesco Tax-Free Intermediate Fund                   June 1, 2000

        AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL*
----                                               ----------------- ----------------
Premier Portfolio                                  November 25, 2003
Premier Tax-Exempt Portfolio                       November 25, 2003
Premier U.S. Government Money Portfolio            November 25, 2003

            AIM VARIABLE INSURANCE FUNDS (INVESCO INSURANCE FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL*
----                                               ----------------- ----------------
Invesco V.I. American Franchise Fund               February 12, 2010
Invesco V.I. American Value Fund                   February 12, 2010
Invesco V.I. Balanced-Risk Allocation Fund            May 1, 2000
Invesco V.I. Comstock Fund                         February 12, 2010
Invesco V.I. Core Equity Fund                         May 1, 2000
Invesco V.I. Diversified Dividend Fund             February 9, 2010
Invesco V.I. Diversified Income Fund                  May 1, 2000
Invesco V.I. Equally-Weighted S&P 500 Fund         February 12, 2010
Invesco V.I. Equity and Income Fund                February 12, 2010
Invesco V.I. Global Core Equity Fund               February 10, 2010
Invesco V.I. Global Health Care Fund                April 30, 2004
Invesco V.I. Global Real Estate Fund                April 30, 2004
Invesco V.I. Government Securities Fund               May 1, 2000
Invesco V.I. Growth and Income Fund                February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

Invesco V.I. High Yield Fund                         May 1, 2000
Invesco V.I. International Growth Fund               May 1, 2000
Invesco V.I. Managed Volatility Fund                April 30, 2004
Invesco V.I. Mid Cap Core Equity Fund             September 10, 2001
Invesco V.I. Mid Cap Growth Fund                  February 12, 2010
Invesco V.I. Money Market Fund                       May 1, 2000
Invesco V.I. S&P 500 Index Fund                   February 12, 2010
Invesco V.I. Small Cap Equity Fund                September 1, 2003
Invesco V.I. Technology Fund                        April 30, 2004
Invesco V.I. Value Opportunities Fund             September 10, 2001

                           INVESCO MANAGEMENT TRUST

FUND                                                 EFFECTIVE DATE COMMITTED UNTIL*
----                                                 -------------- ----------------
Invesco Conservative Income Fund                     June 26, 2014

                           INVESCO SECURITIES TRUST

FUND                                                EFFECTIVE DATE  COMMITTED UNTIL*
----                                               ---------------- ----------------
Invesco Balanced-Risk Aggressive Allocation Fund   January 16, 2013

                         SHORT-TERM INVESTMENTS TRUST

FUND                                                 EFFECTIVE DATE COMMITTED UNTIL*
----                                                 -------------- ----------------
Government & Agency Portfolio                         June 1, 2000
Government TaxAdvantage Portfolio                     June 1, 2000
Liquid Assets Portfolio                               June 1, 2000
STIC Prime Portfolio                                  June 1, 2000
Tax-Free Cash Reserve Portfolio                       June 1, 2000
Treasury Portfolio                                    June 1, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                                                               SUB ITEM 77Q1(e)

                                AMENDMENT NO. 6

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of June 26, 2014, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Management Trust, on behalf of its series portfolio, Invesco Conservative Income Fund (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

   1. The Contract is hereby amended to add Invesco Management Trust to the Contract and the Fund as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

      The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Strategic Real Return (a series portfolio of ACST), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund and Invesco Strategic Income Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

Advisor

By:     /s/ John M. Zerr
        --------------------------
Name:   John M. Zerr
Title:  Senior Vice President

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

By:     /s/ Andrew Schlossberg
        --------------------------
Name:   Andrew Schlossberg
Title:  Managing Director of US
        Strategy and Marketing

                                                               SUB ITEM 77Q1(e)

                                AMENDMENT NO. 7

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of October 14, 2014, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Unconstrained Bond Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds) Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund, series portfolios of AIM Growth Series (Invesco Growth Series) (the "Funds");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

   1. The Contract is hereby amended to add the Funds to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

      The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Strategic Real Return (a series portfolio of ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund, series portfolios of AGS, Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Strategic Income Fund and Invesco Unconstrained Bond Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

Advisor

By:     /s/ John M. Zerr
        --------------------------
Name:   John M. Zerr
Title:  Senior Vice President

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

By:     /s/ Andrew Schlossberg
        --------------------------
Name:   Andrew Schlossberg
Title:  Managing Director of US
        Strategy and Marketing